FIRST AMENDMENT TO LEASE AGREElVIENT . - . This First Amendment to Lease Agreement (this" Amendment") dated as of March 31,1999, is by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("Landlord"), and McKESSON AUTOMATED HEALTHCARE, INC., a Pennsylvania corporation ("Tenant"). 'WITNESSETH .WHEREAS, pursuant to a certain Lease Agreement dated November 30, 1998 by and between Landlord and Tenant (the "Lease"), Landlord leased to Tenant 107,366 rentable square feet of space in the Thorn Hill Distribution Center in Cranberry Township, Pennsylvania asmere particularly described in the Lease; and WHEREAS, Tenant desires to change the Lease Commencement Date and Rent Commencement Date and to change the address for which notices to Tenant shall be sent, andLandlord is willing to agree to such changes; and WHEREAS, Landlord and Tenant desire to enter into this Amendment for the purpose of modifYing the Lease to change the Lease Commencement Date and Rent Commencement Date and to change the address for Which notices to Tenant shall be sent and toset forth their understandings regarding such changes. NOW, THEREFORE, in consideration of the foregoing, the mutual terms, covenants and conditions hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant, intending to be legally bound hereby,agree as follows: 1. Defined Terms.· All capitalized tenus set forth in this Amendment but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease. 2. Amendments to Lease. The Lease is hereby amended as follows: (A) Section 1.5 of the Lease is hereby restated in its entirety as follows: 1.5 Term Seven (7) years . (termination date: April 30, 2006), with two (2) additional three (3) year tenus (B) Section 1.6 of the Lease is hereby restated in its entirety as follows: 1.6 Lease Corrunencement Date May I, 1999 (C) Section I.7 of the Lease is hereby restated in its entirety as follows: 1.7 Rent Commencement Date May 1,1999 ?:-,3:;JS23.01

(D) Section 39(c) of the Lease is hereby amended by deleting the addresses listed under the heading HTenant' and inserting in lieu thereof the following: McKesson Automated Healthcare, Inc. 700 Waterfront Drive Washington's Landing Pittsburgh, PA 15222 with copies to: McKesson HBOC, Inc. One Post Street. 32t>d Floor San Francisco, CA 94104 Attention: McKesson Real Estate 3. Applicable Law. The laws of the Commonwealth of Pennsylvania shalI govern the validity, performance and enforcement of this Amendment. The invalidity or unenforceability of any provision of this Amendment shall Dot affect or impair any other provision. 4. Entire Agreement. The entire contract between the parties hereto is expressed herein and in the Lease, and it is expressly agreed that there is no other agreement, written or oral, between the parties hereto, or representations from either party to the other moving to the execution hereof, except as herein expressly set forth, and it is further agreed that this Amendment shall not be amended, modified or changed in any manner whatsoever, or the terms hereofin any manner waived, altered or abated, except in writing signed by the partieshereto. 5. Interpretation. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. As amended hereby, all of the terms, covenants and conditions of the Lease as heretofore in effect shall remain in full force and effect after the date hereof and are hereby ratified and confirmed inall respects. 6. Execution. This Amendment may be signed in counterparts, each of which shall be deemed an original, but all of which shall be deemed but one and the same instrument - 2 -

IN WITNESS WHEREOF, Landlord and Tenant have duly executed thisAmendment as of the day and year first above written. LANDLORD: THE NORTHWESTERl'I MUTIJAL LIFE INSURANCE COMPAl\:'Y, a Wisconsin corporation Attest: ------------------------Name: --~--~----------------Title: Assistant Secretary TENANT: McKESSON AUTOMATED HEALTHCARE, INC., a Pennsylvania corporation BY:~C«c~ Name: 3.eo...-s ;A~~ .....\cC Title: ?;(""'-Q, 50 : S,p ,'-.,;+ The undersigned hereby consents to the execution, delivery and performance of this Amendment by the parties hereto, and confirms and ratifies each of its obligations and undertakings pursuant to that certain Limited Guaranty executed by the undersigned in favor of Landlord, dated November, 30, 1998, related to the Lease, as amended by this Amendment McKESSON BBOe, INC., formerly knO~ McKESSON ~_TION By' ?] . Name: Cf() tei~ Title: T( ~~~ - 3 -

1.8 Base Rent Months 1- 12: $38,472.87 per month Months 12-24: $39,367.53 per month Months 25-60: $40,262.25 per month Months 6 1-84: $44,735.83 per month Adjusted as provided herein during the Renewal Tenns 1.9 Security Deposit $38,472.87 1.10 Tenant's Address c/o McKesson Corporation One Post Street, 32nd Floor San Francisco, CA 94 I04 Attention: McKesson Real Estate 1.11 Landlord's Address 720 E. Wisconsin Avenue Milwaukee, WI 53202 1.12 Manager's Address Oxford Realty Services Suite 400, One Oxford Centre Pittsburgh, PA 15219 1.13 Broker Oxford Realty Services 1.14 Broker's Address Suite 400, One Oxford Centre Pittsburgh, PA 15219 1.15 Tenant's Proportionate Share 24.933% . 1.16 Tenant Improvement Allowance $338,000.00 1.17 Guarantor None, except as provided in paragraph 12 2. "'--Premi5es:Landlord-hereby leases to Tenant and Tenant hereby rents from Landlord the Premises. 3. Tenn and Commencement of Lease: (a) This Lease shall commence on the Lease Commencement Date and shall end upon the expiration (or sooner termination in accordance with this Lease) of the Term ("Initial Term"), as the same may be renewed or extended by the parties hereto. Notwithstanding the foregoing, Landlord - 2 -

SECOND AMENDMENT TO LEASE AGREEMENT This Second Amendment to Lease Agreement (this "Amendment") dated as of August 23, 2004 is by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("Landlord"), and McKESSON AUTOMATION INC., formerly known as McKesson Automated Healthcare, Inc., a Pennsylvania corporation ("Tenant"). WITNESSETH WHEREAS, pursuant to a certain Lease Agreement dated November 30, 1998 and amended by the First Amendment thereto dated as of March 31, 1999 by and between Landlord and Tenant (the "Lease"), Landlord leased to Tenant 107,366 rentable square feet of space in the Thorn Hill Distribution Center in Cranberry Township, Pennsylvania as more particularly described in the Lease; and WHEREAS, Tenant desires to change the Term of the Lease, the Base Rent and the Expansion of Parking Area provisions; and WHEREAS, Landlord and Tenant desire to enter into this Amendment for the purpose of modifying the Lease to change the Term of the Lease, the Base Rent and the Expansion of Parking Area provisions and to set forth their understandings regarding such changes. NOW, THEREFORE, in consideration of the foregoing, the mutual terms, covenants and conditions hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant, intending to be legally bound hereby, agree as follows: 1. Defined Terms. All capitalized terms set forth in this Amendment but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease. 2. Amendments to Lease. The Lease is hereby amended as follows: (A) Section l.5 is hereby restated in its entirety as follows: 1.5 Term Nine (9) years and three (3) months (termination date: July 31, 2008),with two (2) options to renew for additional three (3) year terms (B) Section l.8 is hereby amended by inserting the following: Months 85-111: $49,656.78 per month PI-1217532 v2 0218500-0605

(C) Section 47 is hereby deleted in its entirety and replaced with the following: 47. Expansion of Parking Area (a) On or before the date that is 60 days after the date of the Second Amendment to this Lease, Landlord, at Landlord's sole cost and expense, shall construct 48 additional surface asphalt or cement pavement parking spaces in the location shown on Exhibit F attached hereto and make such additional parking spaces available to Tenant for its exclusive use throughout the Term of this Lease; and on or before the date that is 90 days after the date of the Second Amendment to this Lease, Landlord, at Landlord's sole cost and expense, shall construct 24 additional surface asphalt or cement pavement parking spaces in the location shown on Exhibit F attached hereto and make such additional parking spaces available to Tenant for its exclusive use throughout the Term of this Lease so that upon completion of construction Tenant shall have exclusive use of a total of 72 additional parking spaces. (b) Landlord agrees that upon the request of the Tenant it shall provide 28 additional new parking spaces (in additional to the 72 parking spaces referred to in the preceding paragraph) to Tenant for its use throughout the term of this Lease, subject to the following terms and the satisfaction of the following conditions: (i) no Event of Default by Tenant shall have occurred and be continuing at the time of the Tenant's request, (ii) Landlord shall have obtained any and all governmental authorizations, approvals, permits and similar consents that may be required in order to construct the additional parking spaces (collectively, the "Approvals"); provided, however, that in no event shall Landlord be obligated to appeal any decision rendered in connection with such, (iii) Landlord shall enter into a contract with a contractor of Landlord's choosing to perform the work, (iv) Landlord may appoint an agent to oversee and coordinate the construction of the parking lot, which agent shall charge reasonable fees for its services, (v) the construction shall be done in such a manner as to not interfere with the operations of Tenant and tenancies of the other tenants at the Thorn Hill Distribution Center, and (vi) plans and specifications shall be prepared by Landlord and such additional parking spaces shall be constructed in accordance with such plans and specifications; provided, however, that Tenant shall have the right to approve such plans and specifications. All costs, expenses and fees (which shall be reasonable in regard to Landlord's agent) associated with any of the foregoing shall be referred to herein collectively as "Parking Costs". - 2 -

(c) All Parking Costs shall be paid by Landlord when due. Tenant shall reimburse Landlord for all Parking Costs whether or not Landlord is able to obtain all Approvals; provided, however, if such additional parking spaces are not constructed, Tenant shall be obligated to reimburse Landlord for all Parking Costs only if the reason such were not constructed is Landlord's inability to obtain all Approvals. Such reimbursement shall be made by Tenant through an additional payment, which, at Tenant's election, may be in a lump sum or may be payable in installments in each of the final 27 months of the Initial Term, or such fewer remaining months, as the case may be. If Tenant elects to make such additional payment in installments, such additional payments shall be equal to the Parking Costs plus interest of 8% per annum amortized over the final 27 months of the Term, or such fewer months, as the case may be; provided, however, that if this Lease is terminated, for any reason, all incurred Parking Costs and any accrued interest associated therewith shall, not yet paid, shall become immediately due and payable. The change in monthly rent pursuant to the foregoing shall be set forth in a further amendment to this Lease once the Parking Costs are determined; provided, however, that the parties' obligations under this Section 47(c) are not conditioned upon the execution and delivery of any such amendment. (d) Tenant acknowledges and agrees that in the event Landlord cannot obtain any governmental consent, permit, approval or other authorization required for it to construct the additional parking spaces as provided for in Section 47(b) herein, this Lease shall remain in full force and effect, Tenant shall not receive an abatement in rent or any other reduction in its obligations hereunder, and Landlord shall have no obligation to provide an alternative parking area. (e) Tenant's right to request the construction of additional parking spaces under Section 47(b) shall automatically terminate if not exercised in writing on or before November 15, 2004. (D) Exhibit F attached to the Leased is hereby deleted in its entirety and replaced with the drawing attached to this Amendment as Exhibit F. 3. Applicable Law. The laws of the Commonwealth of Pennsylvania shall govern the validity, performance and enforcement ofthis Amendment. The invalidity or unenforceability of any provision of this Amendment shall not affect or impair any other prOVISIOn. - 3 -

4. Entire Agreement. The entire contract between the parties hereto is expressed herein and in the Lease, as previously amended, and it is expressly agreed that there is no other agreement, written or oral, between the parties hereto, or representations from either party to the other moving to the execution hereof, except as herein expressly set forth, and it is further agreed that this Amendment shall not be amended, modified or changed in any manner whatsoever, or the terms hereof in any manner waived, altered or abated, except in writing .signed by the parties hereto. 5. Interpretation. In the event of any conflict between the provisions of the Lease, as previously amended, and the provisions of this Amendment, the provisions of this Amendment shall control. As amended hereby, all of the terms, covenants and conditions of the Lease as heretofore in effect shall remain in full force and effect after the date hereof and are hereby ratified and confirmed in all respects. 6. Execution. This Amendment may be signed in counterparts, each of which shall be deemed an original, but all of which shall be deemed but one and the same instrument. - 4 -

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written. LANDLORD: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation By: Northwestern Investment Management Company LLC, a Delaware limited liability company, its wholly-owned subsidiary and authorized representative TENANT: McKESSON AUTOMATION INC., formerly known as McKesson Automated Healthcare, Inc.,::e;raz;;: Name: KRISTI,vA V6ACO Title: V, f.1 'If see/eemXY - 5 -

----- '--- -- ~~.:?~<, ST----ST ----ST ----ST ~C><.: § B..'. '"~ ~C> :: I,t-- ---HI I ~ /1:1:1:1 8 Civil &. Environmental Contultanta, Inc. ~ Pittsburgh. PA 15205 ~ (412) 429-2324'(800) 365-2324 ~ Cincinnoti, Ot-! • Columbus, Ot-! • Indianapolis, IN' Nashville, TN it OWN. BY: AJT ISCALE: IDATE: TPRO.ECTNO.: TEXHBff: G iCH<D. BY: PAS I 1 "=50' I 8/2/04 I 231555 I F I w w w w w ST_ LEASED PREMISES - McKESSON AUTDMA TION, INC. SCALE IN FEET o - --;0 100 OXFORD DEVELOPMENT COMPANY EXHIBIT F CRANBERRY TOWNSHIP BUTLER COUNTY. PENNSYLVANIA

THIRD AMENDMENT TO LEASE AGREEMENT This THIRD AMENDMENT TO LEASE AGREEMENT (this "Amendment") dated as of December 2./,2007 is by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("Landlord"), and McKESSON AUTOMATION INC., a Pennsylvania corporation ("Tenant"). WITNESSETH WHEREAS, pursuant to a certain Lease Agreement dated November 30, 1998, as amended by the First Amendment to Lease Agreement dated as of March 31, 1999 and by the Second Amendment to Lease Agreement dated as of August 23,2004 (collectively, the "Lease"), Landlord leased to Tenant 107,366 rentable square feet of space in the Thorn Hill Distribution Center in Cranberry Township, Pennsylvania as more particularly described in the Lease; and WHEREAS, Landlord and Tenant desire to enter into this Amendment for the purpose of extending the Term of the Lease and modifying the Base Rent, the Tenant Improvement Allowance and the renewal option provisions in connection with such extension. NOW, THEREFORE, in consideration of the foregoing, the mutual terms, covenants and conditions hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant, intending to be legally bound hereby, agree as follows: 1. Dermed Terms. All capitalized terms set forth in this Amendment but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease. 2. Amendments to Lease. The Lease is hereby amended as follows: (a) Section 1.5 is hereby deleted in its entirety and restated as follows: 1.5 Term Twelve (12) years and three (3) months (termination date: July 31, 2011), with one (1) option to renew for an additional three (3) year term (b) Section 1.8 is hereby amended by inserting the following: Months 136-147: $58,156.58 $59,946.02 $61,735.45 Months 112-123: Months 124-135: (c) Section 3(b) is hereby deleted in its entirety and replaced with the following: PI-1886199 v4

Tenant shall have the option to renew this Lease (the "Renewal Option") for one (1) additional term of three (3) years (the "Renewal Term") on the same terms and conditions as the Initial Term (except that annual Base Rent shall be as determined in this paragraph 3(b» by giving Landlord written notice thereof on or before October 31, 2010 (the "Renewal Notice"); provided, however, that the Renewal Option shall not apply if (i) this Lease has been terminated (either at the time Tenant sends the Renewal Notice or on or before the commencement of the Renewal Term); or (ii) an Event of Default has occurred and is continuing, either at the time Tenant sends the Renewal Notice or at the commencement of the Renewal Term. At such time as Tenant sends the Renewal Notice, Tenant shall be bound for such Renewal Term, including, without limitation, the subsequent determination of Base Rent in accordance with this Section 3(b). For purposes of this Lease, the Initial Term and the Renewal Term, if any, shall be referred to herein as the "Term". Tenant shall pay Landlord as annual Base Rent for the Premises during each lease year during the Renewal Term, if any, ninety-five percent (95%) of the then current market value rate of rent for comparable space ("Fair Market Rent"). Within ten (10) business days after Landlord's receipt of the Renewal Notice, Landlord shall furnish to Tenant Landlord's proposal regarding the Fair Market Rent for each year during the Renewal Term. Within fifteen (15) business days following Tenant's receipt of Landlord's proposal, Tenant shall deliver a written notice to Landlord either (i) accepting such proposal, in which event the Fair Market Rent for each year of the Renewal Term set forth in Landlord's proposal shall be the Fair Market Rent for each year of the Renewal Term, or (ii) rejecting Landlord's proposal. If Tenant fails to deliver any such written notice to Landlord within the foregoing fifteen (15) business day period, Tenant shall be deemed to have accepted Landlord's proposal regarding the Fair Market Rent for each lease year ofthe Renewal Term. If Tenant rejects Landlord's proposal within the foregoing fifteen (15) business day period, then within ten (10) business days after any such rejection by Tenant, Landlord and Tenant shall each select a real estate broker or consultant each of whom has at least ten (10) years' experience in the leasing of industrial, warehouse or distribution facilities, including at least the most recent five (5) years in the Greater Pittsburgh area (the "Representatives"). If one party shall fail to appoint its Representative within the foregoing time period, then the Representative appointed by the other party shall determine Fair Market Rent for each lease year during the Renewal Term and such determination shall be binding upon the parties. Within twenty (20) business days following any rejection of Landlord's proposal by Tenant, each Representative shall submit to the other Representative his or her respective opinion of Fair Market Rent. If the Representatives are able to agree upon Fair Market Rent within thirty (30) business days following Tenant's rejection of Landlord's proposal, then such determination shall be binding upon the parties. If the Representatives are unable to agree upon Fair Market 2

Rent within such thirty (30) business day period, then prior to the end of such thirty (30) business day period the Representatives shall jointly appoint a third real estate broker or consultant having the same qualifications set forth above applicable to the Representatives (the "Arbitrator"). If the Representatives are unable to agree upon the appointment of the Arbitrator, then the acting President of the local Western Pennsylvania chapter of the Society of Industrial and Office Realtors (SIOR), or any successor thereto, shall appoint the Arbitrator. Within ten (10) business days ofthe selection of the Arbitrator, the Arbitrator shall propose his or her independent opinion of the Fair Market Rent, and the Fair Market Rent for each lease year during the Renewal Term shall be the average of (i) the Arbitrator's opinion of Fair Market Rent, and (ii) the proposal submitted by the Representative that is closest to the opinion of the Arbitrator, and such determination of Fair Market Rent shall be binding on the parties. Within ten (10) business days after final determination of Fair Market Rent as set forth in this paragraph, Landlord and Tenant shall execute a certificate setting forth the annual Base Rent (which shall be equal to ninety-five percent (95%) of Fair Market Rent) for each lease year during the Renewal Term. Each party shall bear all costs and expenses associated with its Representative, and shall share equally the costs and expenses associated with the Arbitrator. Notwithstanding the foregoing, in no event shall the newly established fixed annual Base Rent during any lease year of the Renewal Term be less than $6.90 per rentable square foot. The rental rate for Base Rent determined in accordance with the foregoing will be applicable to the space occupied by Tenant at the time of the Renewal Term. As used herein, "Fair Market Rent" shall mean the base amount of rent that would typically be payable by a tenant under a net lease (exclusive of all other sums payable by a tenant under a net lease, such as taxes, insurance premiums, common area charges, utilities, repair and restoration costs, and similar charges) and all other monetary payments that Landlord could obtain from a third party desiring to lease the Premises for a term equal to the Renewal Term under market leasing conditions then existing and taking into account the following: the size, location and floor levels of the Premises; the type and quality of tenant improvements; the age and location of the Premises; the quality of construction of the Premises; the rent and all other monetary payments and escalation then obtainable for new leases of space comparable to the Premises in comparable buildings in the Pittsburgh, Pennsylvania metropolitan area; and other factors that would be relevant to such a third party in determining what such party would be willing to pay therefor; provided, however, that Fair Market Rent shall be adjusted to take into account Tenant Concessions (as defined below), if any, then being offered to prospective new tenants of comparable space which Landlord would otherwise have to provide in the absence of Tenant's exercise of its Renewal Option. As used herein, the term, "Tenant Concessions" shall 3 include, without limitation, so-called free rent, tenant improvement allowances and work, moving allowances, and lease takeovers. (d) Section 1.16 is hereby restated in its entirety as follows: 1.16 Tenant Improvement Allowance $80,524.50 (e) Section 14 is hereby deleted and restated in its entirety as follows: (a) Landlord shall contribute $80,524.50 (the "Tenant Improvement Allowance") toward the performance and completion of any work desired to be completed by Tenant in the Premises (the "Work"). If Tenant elects to perform the Work, then the Work shall be performed and completed in accordance with the terms and conditions set forth in Section 15 of the Lease, including Landlord's approval rights set forth in Section 15. If Tenant performs the Work, then, following the completion of the Work, Tenant shall present to Landlord for reimbursement by Landlord (i) copies of all invoices and statements paid or charges and costs incurred by Tenant up to the date of the submittal with respect to the Work, and (ii) copies of all receipts and other supporting documentation evidencing the payment thereof. Landlord shall reimburse Tenant for all such amounts within thirty (30) days of Landlord's receipt of such materials in an aggregate amount not exceeding the Tenant Improvement Allowance. Tenant shall also have the right to request prior to October 1,2008 that Landlord perform the Work for a cost not to exceed the amount of the Tenant Improvement Allowance, in which event Landlord shall, upon its approval of the Work as provided in Section 15, complete the Work and apply the Tenant hnprovement Allowance to the costs of the Work. Tenant shall be responsible for any costs of the Work that exceed the amount of the Tenant Improvement Allowance. 3. Applicable Law. The laws of the Commonwealth of Pennsylvania shall govern the validity, performance and enforcement of this Amendment. The invalidity or unenforceability of any provision of this Amendment shall not affect or impair any other provision. 4. Notices. Section 39 of the Lease is amended to provide that any notice or document required or permitted to be delivered to Tenant pursuant to the Lease shall be sent to the following addresses: McKesson Automation Inc. c/o McKesson Corporation One Post Street, 34th Floor San Francisco, CA 94104 Attention: McKesson Real Estate 4

with copies to: CB Richard Ellis, Inc. Attn.: McKesson Lease Administration 5100 Poplar Avenue Suite 1000 Memphis, TN 38137 5. Entire Agreement. The entire contract between the parties hereto is expressed herein and in the Lease, as previously amended, and it is expressly agreed that there is no other agreement, written or oral, between the parties hereto, or representations from either party to the other moving to the execution hereof, except as herein expressly set forth, and it is further agreed that this Amendment shall not be amended, modified or changed in any manner whatsoever, or the terms hereof in any manner waived, altered or abated, except in writing signed by the parties hereto. 6. Interpretation. In the event of any conflict between the provisions of the Lease, as previously amended, and the provisions of this Amendment, the provisions of this Amendment shall control. As amended hereby, all of the terms, covenants and conditions of the Lease as heretofore in effect shall remain in full force and effect after the date hereof and are hereby ratified and confirmed in all respects. 7. Execution. This Amendment may be signed in counterparts, each of which shall be deemed an original, but all of which shall be deemed but one and the same instrument. [Remainder oj Page Left Intentionally Blank.] 5

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written. LANDLORD: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation By: Northwestern Investment Management Company LLC, a Delaware limited liability company, its wholly-owned subsidiary and authorized representative TENANT: McKESSON AUTOMATION INC., a Pennsylvania CO~ By: h ...- Name: NiCh()ia;X Loiacono Title: Vice President and Treasurer 6

GUARANTOR JOINDER The undersigned hereby consents to the execution, delivery and performance of this Amendment by the parties hereto, and confirms and ratifies each of its obligations and undertakings pursuant to that certain Limited Guaranty executed by the undersigned in favor of Landlord, dated November, 30, 1998, related to the Lease, as previously amended and as amended by this Amendment. McKESSON CORP01~':~elaw~ecEn~ Name: Nicholas A. L6hIcono Title: Vice President and Treasurer 7

FOURTH AMENDMENT TO LEASE AGREEMENT This FOURTH AMENDMENT TO LEASE AGREEMENT (this "Fourth Amendment") dated as of January 5,2011 is by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("Landlord"), and McKESSON AUTOMATION INC., a Pennsylvania corporation ("Tenant"). WITNESSETH WHEREAS, pursuant to a certain Lease Agreement dated November 30, 1998, as amended by the First Amendment to Lease Agreement dated as of March 31, 1999 and by the Second Amendment to Lease Agreement dated as of August 23, 2004 and the Third Amendment to Lease Agreement dated as of December 21,2007 (collectively, the "Lease"), Landlord leased to Tenant 107,366 rentable square feet of space in the Thorn Hill Distribution Center at 51 Penwood Place, Cranberry Township, Pennsylvania as more particularly described in the Lease; and WHEREAS, Landlord and Tenant desire to enter into this Fourth Amendment for the purpose of extending the Term ofthe Lease and modifying the Base Rent in connection with such extension. NOW, THEREFORE, in consideration of the foregoing, the mutual terms, covenants and conditions hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant, intending to be legally bound hereby, agree as follows: 1. Defined Terms. All capitalized terms set forth in this Fourth Amendment but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease. 2. Amendments to Lease. The Lease is hereby amended as follows: (a) Section 1.5 is hereby deleted in its entirety and restated as follows: 1.5 Term Fifteen (15) years and three (3) months (termination date: July 31, 2014). (b) Section 1.8 is hereby amended by inserting the following: Months 148-159: $62,630.17 Months 160-171: $63,524.88 Months 172-183: $64,419.60 3. Security Deposit. Landlord agrees to refund to Tenant the Security Deposit referred to in Section l.9 of the Lease in the amount of $38,472.87 within thirty (30) days 1637908 following the date of this Fourth Amendment. 4. Operating Costs. "Operating Costs" (as defined in Section 4(c)(ii) of the Lease shall not include any capital expenditures, including, without limitation, capital improvements, capital replacements, or capital equipment. 5. Notices. Sections 1.11 and 39 of the Lease are hereby amended to provide that any notice or document required or permitted to be delivered to Landlord pursuant to the Lease shall be sent to the following addresses: The Northwestern Mutual Life Insurance Company 8444 West Park Drive McLean, Virginia 22102 with copies to: Grant Street Associates, Inc. 500 Grant Street One Mellon Center, Suite 2350 Pittsburgh, PA 15219 Attention: Randall G. McCombs 6. Applicable Law. The laws of the Commonwealth of Pennsylvania shall govern the validity, performance and enforcement of this Fourth Amendment. The invalidity or unenforceability of any provision of this Fourth Amendment shall not affect or impair any other provision. 7. Entire Agreement. The entire contract between the parties hereto is expressed herein and in the Lease, as previously amended, and it is expressly agreed that there is no other agreement, written or oral, between the parties hereto, or representations from either party to the other moving to the execution hereof, except as herein expressly set forth, and it is further agreed that this Fourth Amendment shall not be amended, modified or changed in any manner whatsoever, or the terms hereof in any manner waived, altered or abated, except in writing signed by the parties hereto. 8. Interpretation. In the event of any conflict between the provisions of the Lease, as previously amended, and the provisions of this Fourth Amendment, the provisions of this Fourth Amendment shall control. As amended hereby, all of the terms, covenants and conditions of the Lease as heretofore in effect shall remain in fill force and effect after the date hereof and are hereby ratified and confirmed in an respects. 9. Execution. This Fourth Amendment may be signed in counterparts, each of which shall be deemed an original, but all of which shall be deemed but one and the same instrument. 2

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written. LANDLORD: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation By: Northwestern Investment Management Company LLC, a Delaware limited liability company, its wholly-owned subsidiary and authorized representative TENANT: McKESSON AUTOMATION INC.,::eMSYlh~022 Nicholas i\. Loiacono Vice President and Treasurer GUARANTOR JOINDER The undersigned hereby consents to the execution, delivery and performance of this Fourth Amendment by the parties hereto, and confirms and ratifies each of its obligations and undertakings pursuant to that certain Limited Guaranty executed by the undersigned in favor of Landlord, dated November 30, 1998, related to the Lease, as previously amended and as amended by this Fourth Amendment. McKESSON CORPORATION, a Delaware corporationbeBy: Nicholas A. Loiacono Vice President and Treasurer 3

SIXTH AMENDMENT TO LEASE AGREEMENT This SIXTH AMENDMENT TO LEASE AGREEMENT (this "Amendment") dated as of May ~ 2014 is by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("Landlord"), and AESYNT INCORPORATED, a Pennsylvania corporation formerly known as McKesson Automation, Inc. ("Tenant"). WITNESSETH WHEREAS, pursuant to a certain Lease Agreement dated November 30, 1998, as amended by the First Amendment to Lease Agreement dated as of March 31, 1999, by the Second Amendment to Lease Agreement dated as of August 23,2004, by the Third Amendment to Lease Agreement dated as of December 21, 2007, by the Fourth Amendment to Lease Agreement dated as of January 5, 2011, and by the Fifth Amendment to Lease dated as of October 17, 2013 (collectively, the "Lease"), Landlord leased to Tenant 107,366 rentable square feet of space in the Thorn Hill Distribution Center in Cranberry Township, Pennsylvania as more particularly described in the Lease; and WHEREAS, Landlord and Tenant desire to enter into this Amendment to set forth their understandings regarding an extension of the term of the Lease. NOW, THEREFORE, in consideration of the foregoing, the mutual terms, covenants and conditions hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant, intending to be legally bound hereby, agree as follows: 1. Defined Terms. All capitalized terms set forth in this Amendment but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease. 2. Amendments to Lease. The Lease is hereby amended as follows: (a) Section 1.5 is hereby deleted in its entirety and restated as follows: 1.5 Term Twenty (20) years and eight (8) months (termination date: December 31, 2019). One option to renew for an additional five (5) year renewal term.

(b) Section 1.8 is hereby amended by inserting the following: Months 184-195 (August 1, 2014-July 31, 2015) Months 196-207 (August 1, 2015-July 31, 2016) Months 208-219 (August 1, 2016-July 31, 2017) Months 220-231 (August 1, 2017-July 31, 2018) Months 232-243 (August 1, 2018-July 31, 2019) $64,419.60 per month $65,403.79 per month $66,387.98 per month $67,372.17 per month $68,356.35 per month Months 244-248 (August 1, 20 19-December 31, 2019) $68,356.35 per month (c) Section 3(b) is hereby deleted in its entirety and replaced with the following: Tenant shall have the option to renew this Lease (the "Renewal Option") for one (1) additional term of five (5) years (the "Renewal Term") on the same terms and conditions as the Initial Term (except that annual Base Rent shall be as determined in this paragraph 3(b)) by giving Landlord written notice thereof on or before December 31, 2018 (the "Renewal Notice"); provided, however, that the Renewal Option shall not apply if (i) this Lease has been terminated (either at the time Tenant sends the Renewal Notice or on or before the commencement of the Renewal Term); or (ii) an Event of Default has occurred and is continuing, either at the time Tenant sends the Renewal Notice or at the commencement of the Renewal Term. At such time as Tenant sends the Renewal Notice, Tenant shall be bound for such Renewal Term, including, without limitation, the subsequent determination of Base Rent in accordance with this Section 3(b). For purposes of this Lease, the Initial Term and the Renewal Term, if any, shall be referred to herein as the "Term". Tenant shall pay Landlord as annual Base Rent for the Premises during each lease year during the Renewal Term, if any, Fair Market Rent (as defined below). Within ten (10) business days after Landlord's receipt of the Renewal Notice, Landlord shall furnish to Tenant Landlord's proposal regarding the Fair Market Rent for each year during the Renewal Term. Within fifteen (15) business days following Tenant's receipt of Landlord's proposal, Tenant shall deliver a written notice to Landlord either (i) accepting such proposal, in which event the Fair Market Rent for each year of the Renewal Term set forth in Landlord's proposal shall be the Fair Market Rent for each year of the Renewal Term, or (ii) rejecting Landlord's proposal. If Tenant fails to deliver any such written notice to Landlord within the foregoing fifteen (15) business day period, Tenant shall be deemed to have accepted Landlord's proposal regarding the Fair Market Rent for each lease year of the Renewal Term. If Tenant rejects Landlord's proposal within the foregoing fifteen (15) business day period, then within ten (l0) business days after any such rejection by Tenant, Landlord and Tenant shall each select a real estate broker or consultant each of whom has at least ten (10) years' experience in the leasing of industrial, warehouse or distribution facilities, including at least the most 2 recent five (5) years in the Greater Pittsburgh area (the "Representatives"). If one party shall fail to appoint its Representative within the foregoing time period, then the Representative appointed by the other party shall determine Fair Market Rent for each lease year during the Renewal Term and such determination shall be binding upon the parties. Within twenty (20) business days following any rejection of Landlord's proposal by Tenant, each Representative shall submit to the other Representative his or her respective opinion of Fair Market Rent. If the Representatives are able to agree upon Fair Market Rent within thirty (30) business days following Tenant's rejection of Landlord's proposal, then such determination shall be binding upon the parties. If the Representatives are unable to agree upon fair Market Rent within such thirty (30) business day period, then prior to the end of such thirty (30) business day period the Representatives shall jointly appoint a third real estate broker or consultant having the same qualifications set forth above applicable to the Representatives (the "Arbitrator"). If the Representatives are unable to agree upon the appointment of the Arbitrator, then the acting President of the local Western Pennsylvania chapter of the Society of Industrial and Office Realtors (SIOR), or any successor thereto, shall appoint the Arbitrator. Within ten (10) business days of the selection of the Arbitrator, the Arbitrator shall propose his or her independent opinion ofthe Fair Market Rent, and the fair Market Rent for each lease year during the Renewal Term shall be the average of (i) the Arbitrator's opinion of Fair Market Rent, and (ii) the proposal submitted by the Representative that is closest to the opinion of the Arbitrator, and such determination of Fair Market Rent shall be binding on the parties. Within ten (10) business days after fmal determination of Fair Market Rent as set forth in this paragraph, Landlord and Tenant shall execute a certificate setting forth the annual Base Rent (which shall be equal to the Fair Market Rent) for each lease year during the Renewal Term. Each party shall bear all costs and expenses associated with its Representative, and shall share equally the costs and expenses associated with the Arbitrator. Notwithstanding the foregoing, in no event shall the newly established fixed annual Base Rent during any lease year of the Renewal Term be less than $7.64 per rentable square foot. The rental rate for Base Rent determined in accordance with the foregoing will be applicable to the space occupied by Tenant at the time of the Renewal Term. As used herein, "Fair Market Rent" shall mean the base amount of rent that would typically be payable by a tenant under a net lease (exclusive of all other sums payable by a tenant under a net lease, such as taxes, insurance premiums, common area charges, utilities, repair and restoration costs, and similar charges) and all other monetary payments that Landlord could obtain from a third party desiring to lease the Premises for a term equal to the Renewal Term under market leasing conditions then existing and taking into account the following: the size, location and floor levels of the Premises; the type and quality of tenant improvements; the age and location of the Premises; the quality of construction of the Premises; the rent and all other monetary payments and escalation then obtainable for new leases of space comparable to the Premises in comparable buildings in the Pittsburgh, Pennsylvania metropolitan area; and other factors that 3 would be relevant to such a third party in determining what such party would be willing to pay therefor; provided, however, that Fair Market Rent shall be adjusted to take into account Tenant Concessions (as defmed below), if any, then being offered to prospective new tenants of comparable space which Landlord would otherwise have to provide in the absence of Tenant's exercise of its Renewal Option. As used herein, the term "Tenant Concessions" shall include, without limitation, so-called free rent, tenant improvement allowances and work, moving allowances, and lease takeovers. (d) Section 1.16 is hereby restated in its entirety as follows: 1.16 Tenant Improvement Allowance $107,366, subject to increase as provided in Section 14 of this Lease. (e) Section 14 is hereby deleted and restated in its entirety as follows: (a) Landlord shall contribute $107,366 (the "Tenant Improvement Allowance") toward the performance and completion of any work desired to be completed by Tenant in the Premises (the "Work"). All Work shall be performed and completed in accordance with the terms and conditions set forth in Section 15 of the Lease, including Landlord's approval rights set forth in Section 15. Following the completion of the Work, Tenant shall present to Landlord for reimbursement by Landlord (i) copies of all invoices and statements paid or charges and costs incurred by Tenant up to the date of the submittal with respect to the Work, and (ii) copies of all receipts and other supporting documentation evidencing the payment thereof. Landlord shall reimburse Tenant for all such amounts within thirty (30) days of Landlord's receipt of such materials in an aggregate amount not exceeding the Allowances (as defined below). Tenant shall have the right to increase the Tenant Improvement Allowance by up to an additional $53,683 by written notice to Landlord on or before September 30, 2014. To the extent Tenant so increases the Tenant Improvement Allowance (the "Additional TI Increase"), the Base Rent for the term ending on December 31, 2019 shall be increased by the amount necessary to amortize the Additional TI Increase over such period in equal monthly installments with 6.25% interest per annum and the parties shall enter into a further amendment to this Lease to document such Additional TI Increase and the increase in Base Rent. The Tenant Improvement Allowance and Additional TI Increase (if any) are referred to herein collectively as the "Allowances." Use of the Allowances is limited to costs of demolition and hard construction costs only, and Landlord shall have no obligation to disburse any amounts of the Allowances with respect to which Tenant has not submitted a request for disbursement in accordance with this paragraph on or before April 30,2015. Tenant shall be responsible for any costs of the Work that exceed the amount of the Allowances and no amount ofthe Allowances may be applied to rent or other obligations of Tenant under the Lease. 4

(b) Tenant shall hire its own general contractor or construction manager to undertake the construction of the Work who shall have in effect all applicable government licenses and who shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. Tenant shall engage only Landlord's contractors for any work affecting the roof and any tie in of fire and life safety systems of the Premises into the Building systems. Landlord shall receive no fees related to the Work or for reimbursement of Landlord's out-of-pocket third party expenses to review Tenant's plans. Neither Tenant nor Tenant's contractors, subcontractors, architects, engineers or designees shall be charged for the use of restrooms, loading docks or utilities during the construction of the Work. Tenant shall be responsible for obtaining and maintaining, at its sole cost and expense, all required governmental permits and approvals in connection with the Work. Landlord shall provide reasonable assistance to Tenant in connection with Tenant's efforts to obtain such permits and approvals. All Work shall be done in a good and workmanlike manner and in compliance with all applicable legal requirements. All contracts for Work shall provide for a waiver of mechanic's liens by each contractor and subcontractor and shall obligate each contractor and subcontractor to provide insurance coverage satisfactory to Landlord. Tenant's obligations set forth in Section 16 of the Lease regarding mechanic's liens shall be applicable to the Work. (a) Roof. Landlord will conduct an inspection of the Building'S roof, including specific areas identified by Tenant as chronic problem areas, within 45 days of the date ofthis Amendment and, if as a result of the inspection, Landlord reasonably determines that replacement of the roof is necessary, Landlord will within a reasonable time period thereafter replace the roof. If, however, Landlord reasonably determines that replacement is not necessary, Landlord will within a reasonable time period repair the roof as necessary, the costs of which shall be an Operating Cost. 3. Landlord Work: (b) Parking Lot. Landlord will inspect the parking areas within 45 days of the date of this Amendment and undertake within a reasonable time thereafter the completion of any required repairs to or replacements of the parking areas. The cost of any repairs to the parking areas shall be an Operating Cost. (c) Landscaping. Landlord will review the condition of the landscaping at the Project within 45 days of the date of this Amendment and promptly replace any dead trees or bushes as necessary. (d) Man Doors. Landlord will, at its expense, replace all of the existing "man doors" which are a part of the Premises within 90 days ofthe date ofthis Amendment. 5

(e) Cooperation regarding Sign age. Landlord will reasonably cooperate with Tenant in connection with Tenant's efforts to obtain approvals from Cranberry Township, its boards and authorities, for the installation of additional exterior signage on the Premises. (f) Loading Area Striping. Landlord will cooperate with Tenant to develop a plan to improve the striping of the pavement near the loading area of the Premises in order to better identify the loading area for the Premises. Landlord shall be responsible for completing all work set forth in such plan at Landlord's cost and expense. 4. Tenant Financial Statements: Upon written request by Landlord from time to time during the Term (but not more frequently than one per calendar year), Tenant shall provide to Landlord copies of Tenant's current financial statements. 5. Brokerage Commission: Landlord recognizes Grant Street Associates, Inc. and Newmark Grubb Knight Frank as the sole brokers procuring this Amendment on behalf of Tenant ("Brokers"), and Landlord shall pay Brokers a commission therefor pursuant to a separate agreement among Brokers and Landlord. Landlord and Tenant each represent and warrant one to another that except for Broker, neither of them has employed or dealt with any broker, agent, or finder in connection with this Amendment. Landlord agrees to indemnify and hold Tenant harmless from any claim, or claim of or right to a lien relating to real estate broker liens, resulting from Landlord's acts or omissions for brokerage or other similar fees in connection with this Amendment and from and against all liabilities, costs, damages, and expenses that would result from any such claim in connection with this Amendment. Tenant agrees to indemnify and hold Landlord harmless from any claim, or claim of or right to a lien relating to real estate broker liens by an third party other than the Brokers, resulting from Tenant's acts or omissions for brokerage or other similar fees in connection with this Amendment and from and against all liabilities, costs, damages, and expenses that would result from any such claim in connection with this Amendment. 6. Applicable Law. The laws of the Commonwealth of Pennsylvania shall govern the validity, performance and enforcement of this Amendment. The invalidity or unenforceability of any provision of this Amendment shall not affect or impair any other provision. 7. Entire Agreement. The entire contract between the parties hereto is expressed herein and in the Lease, as previously amended, and it is expressly agreed that there is no other agreement, written or oral, between the parties hereto, except as herein expressly set forth, and it is further agreed that this Amendment shall not be amended, modified or changed in any manner whatsoever, or the terms hereof in any manner waived, altered or abated, except in writing signed by the parties hereto. 6

8. Interpretation. In the event of any conflict between the provisions of the Lease, as previously amended, and the provisions of this Amendment, the provisions of this Amendment shall control. As amended hereby, all of the terms, covenants and conditions of the Lease as heretofore in effect shall remain in full force and effect after the date hereof and are hereby ratified and confirmed in all respects. 9. Execution. This Amendment may be signed in counterparts, each of which shall be deemed an original, but all of which shall be deemed but one and the same instrument. IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written. LANDLORD: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation By: Northwestern Mutual Real Estate Investments, LLC, a Delaware limited liability company, its wholly-owned subsidiary and authorized representati ve TENANT: AESYNT INCORPORATED, a Pennsylvania corporation By: ~~ Name: ;/c:;/ !1l_ t:611e/ Title: ~ (? oj) haorlt!.e. 7